UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2007

SGS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133825	20-3939981
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 West Main Street, Suite 500, Louisville, KY 40202

(Address of principal executive offices) (Zip Code)

(502) 637-5443

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Current Report on Form 8-K filed by SGS International, Inc., a Delaware corporation (the “Registrant”), on July 20, 2007 to report the dismissal of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm and the proposed engagement of BDO Seidman, LLP to serve as the independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2007.

Item 4.01. Change in Registrant’s Certifying Accountant

On July 16, 2007, SGS International, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The Company is in the process of engaging BDO Seidman, LLP (“BDO”) to serve as the independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2007, subject to BDO’s completing required client acceptance procedures. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the dismissal of PwC and the engagement of BDO.

PwC’s reports on the Company’s consolidated financial statements for the period ended December 30, 2005, the one-day ended December 31, 2005 and the fiscal year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audit for the fiscal year ended December 31, 2006, PwC identified seven material weaknesses in the Company’s internal control over financial reporting. The Company has disclosed the weaknesses in the Item 9A section of the Company’s Annual Report on Form 10-K (“2006 10-K”) filed with the SEC on April 13, 2007. Such material weaknesses are as follows: (i) (*) lack of sufficient resources in the accounting and finance organization and (ii) ineffective controls over the following: (a) (*) accounting for unbilled accounts receivable, (b) (*) accounting for work-in-process inventory, (c) accounting for contract revenue, (d) accounting for property, plant and equipment, (e) accounting for intangible assets and (f) accounting for accrued and other expenses. The three material weaknesses identified with an asterisk were also outstanding as of March 31, 2007, as disclosed in the Item 4 section of the Company’s Form 10-Q for the quarter ended March 31, 2007. The Company has taken steps to strengthen its internal controls over financial reporting, as fully described in the 2006 10-K and in its Form 10-Q for the quarter ended March 31, 2007. The Company concluded that various errors attributable in part to the seven material weaknesses disclosed in the 2006 10-K would require a restatement of the Company’s December 31, 2005 consolidated balance sheet, its interim consolidated financial statements for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 and audit adjustments to its 2006 annual consolidated financial statements.

During the period ended December 30, 2005, the one-day ended December 31, 2005 and the fiscal year ended December 31, 2006, and through July 16, 2007, the Company did not have any disagreements with PwC, as such term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years, except as set forth in this paragraph. The Company disagreed with PwC on the appropriate assessment of materiality for financial reporting purposes for a leveraged company with no publicly traded equity securities, and therefore disagreed with the requirement for the restatement of financial statements referred to in the preceding paragraph. The Audit Committee discussed this disagreement and related material weaknesses in control with PwC. The Company ultimately did follow PwC’s view leading to the restatement of these financial statements.

During the period ended December 30, 2005, the one-day ended December 31, 2005 and the fiscal year ended December 31, 2006, and through July 16, 2007, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act with respect to the Company.

The Company provided PwC with a copy of the Current Report on Form 8-K filed by the Company on July 20, 2007 reporting the dismissal of PwC (the “July 20, 2007 Form 8-K”) prior to its filing with the SEC, and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. The letter from PwC is attached to this report as Exhibit 16.1.

During the period ended December 30, 2005, the one-day ended December 31, 2005 and the fiscal year ended December 31, 2006, and through July 16, 2007, the Company has had no consultations with BDO concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on its financial statements as to which the Company received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act; or (c) any reportable events as defined in Item 304(a)(1)(v) under the Exchange Act. The Company informed BDO of the facts and circumstances surrounding the seven material weaknesses in controls over financial reporting and the disagreement with PwC referred to above and has authorized PwC to respond fully to the inquiries of BDO concerning such material weaknesses and disagreement.

The Company provided BDO with a copy of the July 20, 2007 8-K and with a copy of this report prior to their respective filing with the SEC, and provided BDO the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a) of Regulation S-K under the Exchange Act. BDO has indicated that it believes that no such letter is warranted based on the information disclosed in the July 20, 2007 8-K and in this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SGS INTERNATIONAL, INC.

Date: July 25, 2007	By:	/s/ Benjamin F. Harmon, IV
Benjamin F. Harmon, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT

16.1	Letter of PricewaterhouseCoopers LLP